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                                                                    EXHIBIT (15)
                               POWER-OF-ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints CHRISTINE A. NIXON and MALLARY L. REZNIK or each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacity and on the dates indicated.

  SIGNATURE                 TITLE                              DATE
  ---------                 -----                              ----
 /s/ ELI BROAD              President, Chief Executive
 -------------------------  Officer, & Chairman of Board
 Eli Broad                  (Principal Executive Officer)

 /s/ MARC H. GAMSIN         Senior Vice President
 -------------------------  & Director
 Marc H. Gamsin

 /s/ N. SCOTT GILLIS        Senior Vice President
 -------------------------  & Director
  N. Scott Gillis           (Principal Financial Officer)

 /s/ JAMES R. BELARDI       Senior Vice President
 -------------------------  & Director
 James R. Belardi

 /s/ THOMAS A. BAXTER         Director
 -------------------------
 Thomas A. Baxter

 /s/ JANA W. GREER          Senior Vice President
 -------------------------  & Director
 Jana W. Greer

 /s/ VICKI E. MARMORSTEIN     Director
 -------------------------
 Vicki E. Marmorstein

 /s/ CHRISTINE A. NIXON     Vice President, Secretary         December 18, 2000
 ------------------------   & Director
 Christine A. Nixon

 /s/ DEBBIE POTASH-TURNER     Director
 ------------------------
 Debbie Potash-Turner

 /s/ MARGERY K. NEALE         Director
 ------------------------
 Margery K. Neale

 /s/ MAURICE S. HEBERT      Vice President & Controller
 ------------------------   (Principal Accounting Officer)
 Maurice S. Hebert

/s/ LESTER POLLACK            Director
-------------------------
Lester Pollack

/s/ RICHARD D. ROHR           Director
-------------------------
Richard D. Rohr

/s/ JAY S. WINTROB*           Director
-------------------------
Jay S. Wintrob

Date:   December 18, 2000